PROSPECTUS

                           VISTA(SM) AMERICAN VALUE FUND

                                February 8, 1996



         VISTA AMERICAN VALUE FUND (the "Fund") seeks to maximize total return, consisting of capital appreciation (both realized and unrealized) and income. The Fund seeks to achieve its objective by investing primarily in the equity securities of well-established U.S. companies (i.e., companies with at least a five-year operating history) which, in the opinion of the Fund's Sub-Adviser, are considered to be undervalued by the market. The equity securities in which the Fund invests generally include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. The Fund is a diversified series of Mutual Fund Group (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 17 separate series (the "Funds").

         Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 7.

         The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the investment adviser, custodian (the "Custodian") and administrator (the "Administrator") and a shareholder servicing agent for the Fund. The parent company of the Adviser, The Chase Manhattan Corporation has entered an Agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund -- The Adviser" on page 12. Van Deventer & Hoch ("VD&H" or the "Sub-Adviser") is the Fund's investment sub-adviser. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

         Shares of the Fund are continuously offered for sale without a sales load through VBDS, the Fund's distributor (the "Distributor"), to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Trust has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents") or to customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. The Fund has a distribution plan and may incur distribution expenses, at an annual rate not to exceed 0.25% of average daily net assets. An investor should obtain from his Shareholder Servicing Agent, and should read in conjunction with this Prospectus the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares may be purchased and redeemed through such Shareholder Servicing Agent. Shares of the Fund may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

         This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated February 8, 1996, which contains more detailed information concerning the Fund including the trustees and officers of the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor or by calling the Vista Service Center at 1-800-34-VISTA.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES




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AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES  COMMISSION  PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

         For information about the Fund or your account, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.


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                                TABLE OF CONTENTS




Expense Summary.........................................................4
Investment Objective and Policies.......................................5
Additional Information on Investment Policies and Techniques............6
Management of the Fund.................................................10
Purchases and Redemptions of Shares....................................12
Tax Matters............................................................16
Other Information Concerning Shares of the Fund........................17
Shareholder Servicing Agents, Transfer Agent and Custodian.............19
Yield and Performance Information .....................................21


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                                 EXPENSE SUMMARY

         The following table provides (i) a summary of the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in shares of the Fund.

Annual Fund Operating Expenses (After waiver of fees)
(as a percentage of net assets)
-------------------------------

Investment Advisory Fee.........................................   0.00%*
Rule 12b-1 Distribution Plan Fee+ (after estimated waiver)         0.00%**
Other Expenses
  --Administration Fee (after estimated waiver).................   0.00%***
  --Sub-Administration Fee......................................   0.05%
  --Shareholder Servicing Fee+ (after estimated waiver).........   0.12%
  --Other Operating Expenses++..................................   1.15%
                                                                   ----
Total Other Expenses............................................   1.32%
Total Fund Operating Expenses+++................................   1.32%
                                                                   ====

----------------------
* The "Advisory Fee" for the Fund reflects estimated fee waivers pursuant to the agreement described below; absent such waivers, the advisory fee would be 0.70%.
** The "Rule 12b-1 Distribution Plan Fee" for the Fund reflects estimated fee waivers pursuant to the agreement described below; absent such waivers, such fees would be 0.25%.
*** The "Administration Fee" for the Fund reflects estimated fee waivers pursuant to the agreement described below; absent such waivers, such fees would be 0.10%.
+ The "Shareholder Servicing Fee" for the Fund reflects estimated fee waivers pursuant to the agreement described below; absent such waivers, such fee would be 0.25%.
++ "Other Operating Expenses" include custody fees, transfer agency fees, registration fees, legal fees, audit fees, directors' fees, insurance fees, and other miscellaneous expenses. A shareholder may incur a $10.00 charge for certain wire redemptions.

+++ "Total Fund Operating Expenses" reflect the agreement by Chase and certain other service providers to the Fund voluntarily to waive fees payable to them and/or reimburse expenses for a period of at least one year following the consummation of the Reorganization (as defined under "General - Reorganization With Predecessor Fund" on page 16) to the extent necessary to prevent Total Fund Operating Expenses of Shares of the Fund for such period from exceeding the amounts indicated in the table. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period following consummation of the Reorganization to the extent necessary to prevent "Total Fund Operating Expenses" for the Fund from exceeding 2.12% of average net assets during such period.

Example:

         You would pay the following expenses on a $1,000 investment in the Fund based upon payment by the Fund of operating expenses at the levels set forth in the table above, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

1 year .........................................................   $   13
3 years.........................................................       42
5 years.........................................................       72
10 years........................................................      159

         As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

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         THE  "EXAMPLE"  SHOULD NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
EXPENSES OR ANNUAL RETURN OF THE FUND; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN SHOWN.


                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income. The Fund seeks to achieve its objective by investing primarily in the equity securities of well-established U.S. companies (i.e., companies with at least a five-year operating history) which, in the opinion of the Fund's Sub-Adviser, are undervalued by the market.

         The equity securities in which the Fund invests generally consist of common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the equity securities of U.S. companies. The Fund may invest in companies without regard to market capitalization, although it generally does not expect to invest in companies with market capitalizations of less than $200 million. The securities in which the Fund invests are expected to be either listed on an exchange or traded in an over-the-counter market. The Fund may invest up to 20% of the value of its total assets in the equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), which are described under "Additional Information on Investment Policies and Techniques." The Fund expects that investments in foreign issuers, if any, will generally be in companies which generate substantial revenues from U.S.
operations and which are listed on U.S. securities exchanges.

         In selecting investments for the Fund, the Fund's Sub-Adviser generally seeks companies which it believes exhibit characteristics of financial soundness and are undervalued by the market. In seeking to identify financially sound companies, the Fund's Sub-Adviser looks for companies with strongly capitalized balance sheets, an ability to generate substantial cash flow, relatively low levels of leverage, an ability to meet debt service requirements and a history of paying dividends. In seeking to identify undervalued companies, the Fund's Sub-Adviser looks for companies with substantial tangible assets such as land, timber, oil and other natural resources, or important brand names, patents, franchises or other intangible assets which may have greater value than what is reflected in the company's financial statements. The Sub-Adviser will often select investments for the Fund which are considered to be unattractive by other investors or are unpopular with the financial press.

COMMON STOCKS

         Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

         Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

CONVERTIBLE AND EXCHANGEABLE SECURITIES

         Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest

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rates decline. In addition,  because of the conversion or exchange feature,  the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet.

OTHER INVESTMENTS AND ACTIVITIES

         Although the Fund invests primarily in equity securities, it may invest up to 25% of the value of its total assets in high quality, short-term money market instruments, repurchase agreements and cash ("Money Market Instruments"), as described under "Additional Information on Investment Policies and Techniques." In addition, the Fund may make substantial temporary investments in investment grade U.S. debt securities and invest without limit in Money Market Instruments when the Fund's Sub-Adviser believes a defensive posture is warranted. To the extent that the Fund deviates from its investment policies during temporary defensive periods, its investment objective may not be achieved.

         The Fund may also engage in certain other activities and utilize certain other strategies, as described and subject to the limitations and risks described under "Additional Information on Investment Policies and Techniques." The Fund has no current intention to engage in the various investment strategies described under "Additional Information on Investment Policies and Techniques" under the caption "Hedging and Derivatives," but it is authorized to engage in all of those strategies. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information on Investment Policies and Techniques" in this Prospectus and in the Statement of Additional Information.

         The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of the holders of the Fund's outstanding shares. Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Additional fundamental investment policies of the Fund are identified in the Statement of Additional Information.


          ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

         Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

MONEY MARKET INSTRUMENTS

         Subject to the limitations set forth above, the Fund may invest in cash or high quality, short-term money market instruments. Such instruments may include U.S. Government Securities; commercial paper of domestic issuers rated, at the time of purchase, at least in the category P-1 by Moody's Investor's Service, Inc. ("Moody's"), A-1 by Standard & Poors Corporation ("S&P"), F-1 by Fitch Investor's Service, Inc. ("Fitch") or D-1 by Duff & Phelps ("D&P"), rated comparably by another Nationally Recognized Statistical Rating Organization, or, if not rated, of comparable quality as determined by the Sub-Adviser; certificates of deposits, banker's acceptances or time deposits and repurchase agreements. The Fund limits its investment in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S.
Government.

FOREIGN SECURITIES

         The Fund may invest in securities of foreign issuers, although the Fund does not currently intend to invest more than 20% of its assets in such securities. Foreign securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions war or expropriation) than do securities of domestic issuers. Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in foreign currency rates, exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary public (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund may invest its assets in securities of foreign issuers in the form of ADRs. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. The Fund will limit its investment in ADRs not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored ADRs.

CORPORATE REORGANIZATIONS

         The Fund may invest without limitation in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

WARRANTS AND RIGHTS

         The Fund may invest up to 5% of the value of its total assets (at the time of investment) in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of the value of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS

         When appropriate, the Fund may enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase). The Fund will enter into repurchase agreements only with counterparties which are member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government Obligations or other securities in which the Fund is permitted to invest. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 102% of the value of the repurchase agreements. Investments by the Fund in repurchase agreements maturing in more than seven days are subject to the restrictions on investments in illiquid securities discussed below under "Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS

         The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio

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securities and agree to repurchase  them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the Fund's general limitation with respect to borrowings.

LOANS OF PORTFOLIO SECURITIES

         Although the Fund does not anticipate engaging in such activity in the ordinary course of business, the Fund may lend portfolio securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of its total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the securities loaned plus accrued interest. The Fund can earn income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the SubAdviser to be of good standing and will not be made unless, in the judgment of the investment Sub-Adviser, the consideration to be earned from such loans justifies the risk.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its total assets in illiquid securities. In addition, the Fund may elect to treat as liquid, in accordance with procedures established by the Board, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.

WHEN-ISSUED AND FORWARD DELIVERY PURCHASES

         The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. There is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis. The Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Sub-Adviser.

         While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchase. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or forward delivery" basis, see "Investment

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Objective,  Policies and  Restrictions -- Investment  Policies:  When-Issued and
Forward Delivery Purchases" in the Statement of Additional Information.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

HEDGING AND DERIVATIVES

         Although the Fund has no current intention of doing so, the Fund is permitted to invest its assets in derivative and related instruments to hedge various market risks, to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to increase the Fund's income or gain. Such investment will be subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintains segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

         The value of some derivative or similar instrument in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investment of the Fund -- the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.

         To  the  extent  permitted  by  the  Fund's  investment  objective  and policies, and as described more fully in the Statement of Additional Information, the Fund may (i) purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments); (ii) enter into futures contracts and options on futures contracts; (iii) employ forward currency and interest-rate contracts; (iv) purchase and sell mortgage-backed and asset backed securities; and (v) purchase and sell structured products.

         RISK FACTORS. As explained more fully in the Statement of Additional Information, there are a number of risk factors associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the Funds return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The investment adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing the risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

PORTFOLIO MANAGEMENT AND TURNOVER

          It is intended that the portfolio of the Fund will be fully managed by buying and selling securities. The frequency of the Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. The Fund will engage in portfolio trading if its Sub-Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates would also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Code, that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. For a description of the strategies that may be used by the Sub-Adviser see "Investment Objective, Policies and Restrictions -- Investment Policies: Portfolio Management" in the Statement of Additional Information.

         Generally, the primary consideration in placing the Fund's portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transaction and brokerage allocation, see "Investment Objective, Policies and Restrictions -- Investment Policies; Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.


                             MANAGEMENT OF THE FUND

         The Fund's Adviser is Chase, which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong. The Fund's investment Sub-Adviser is VD&H.

THE ADVISER

         The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement and, subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.60% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

         The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

         On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company

Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.

         Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank. a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.

         Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.

THE SUB-ADVISER

         Under the investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

         Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Van Deventer & Hoch ("VD&H"), whose principal offices are located at 800 North Brand Boulevard, Suite 300, Glendale, California 91203. VD&H is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and by CBC Holdings (California), which is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company. VD&H provides a wide range of asset management services to individuals, corporations, private and charitable trusts, endowments, foundations and retirement funds.

         CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund are notified that Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

         PORTFOLIO MANAGER. Richard D. Trautwein serves as executive Vice President at VD&H and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Trautwein joined VD&H in 1972 and heads the firm's portfolio strategy group and is a member of the firm's investment policy committee. Mr. Trautwein was responsible for the day-to-day management of the Predecessor Fund since its inception.

THE ADMINISTRATOR

         Pursuant to an Administration Agreement (the "Administration Agreement") Chase serves as administrator of the Fund. Chase provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. Chase is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable to it under the administration agreements.

         REGULATORY MATTERS. Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Adviser and the Trust believe that Chase, VD&H, or any other affiliate of Chase, may perform the investment advisory, administrative, custody and transfer agency services for the Fund, as the case may be, described in this Prospectus and that Chase, VD&H, or any other affiliate of Chase, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chase, VD&H or any other affiliate of Chase from continuing to perform investment advisory, administrative or custody services for the Fund, as the case may be, or require Chase, VD&H or any other affiliate of Chase to alter or discontinue the services provided by it to shareholders of the Fund.

         If Chase, VD&H or any other affiliate of Chase were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Fund, as the case may be, it is expected that the Board of Trustees would recommend to shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Trustees. If Chase, VD&H or any other affiliate of Chase were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. Vista does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

         In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.


                       PURCHASES AND REDEMPTIONS OF SHARES

                                    PURCHASES

         The shares of the Fund are continuously offered for sale without a sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor") after an order is received and accepted by a Shareholder Servicing Agent if it is transmitted by VBDS prior to 4:00 p.m., Eastern time, on any business day during which the New York Stock Exchange is open for trading ("Fund Business Day"). (See "Other

Information Concerning Shares of the Fund -- Net Asset Value"). Orders for Fund shares received and accepted prior to 4:00 p.m., will be entitled to all dividends declared on such day. Shares of the Fund are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the
Fund) or to customers of brokers or certain financial institutions which have entered into Shareholder Servicing Agreements with VBDS. An investor may purchase shares of the Fund by authorizing his Shareholder Servicing Agent, broker or financial institution to purchase such shares on his behalf through the Distributor, which the Shareholder Servicing Agent, broker or financial institution must do promptly. All share purchases must be paid for in U.S. dollars, and checks must be drawn on U.S. banks. In the event a check used to pay for shares purchased is not honored by the bank on which it is drawn, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund or its agents.

         Shareholder Servicing Agents may offer services to their customers, including specialized procedures for the purchase and redemption of shares of the Fund, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, transaction fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the yield on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents if they receive such fees (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the yield on the investment of customers of that Shareholder Servicing Agent. Shareholder Servicing Agents may also increase or reduce the minimum dollar amount required to invest in the Fund and waive any applicable holding periods.

         The Fund reserves the right to cease offering its shares for sale at any time, to reject any order for the purchase of shares and to cease offering any services provided by a Shareholder Servicing Agent. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

                               MINIMUM INVESTMENTS

         The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:


                     Account Type
              Minimum Initial Investment

Individual.....................................................      $2,500 (1)
Individual Retirement Account (IRA)............................      $1,000 (2)
Spousal IRA....................................................      $  250
SEP-IRA........................................................      $1,000 (2)
Purchase Accumulation Plan.....................................      $  250 (3)
Payroll Deduction Program......................................      $  100 (4)
(401(k), 403(b), Keogh)

---------------

(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value," are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

         The minimum additional investment is $100 for all types of accounts.

                           SYSTEMATIC INVESTMENT PLAN

         A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

         Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.



                                   REDEMPTIONS

         A shareholder may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by the Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 4:00 p.m., Eastern time, on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption normally will be paid on the next Fund Business Day after the redemption is effected, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Fund shares by authorizing his Shareholder Servicing Agent, its agent, or the Transfer Agent to redeem such shares. The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records.

         The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

         The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m., Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously deposited bank account for up to four days. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

         The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

         AUTOMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account to his order. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

         REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may involuntarily redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days' notice prior to the redemption.

                                     GENERAL

         REORGANIZATION WITH PREDECESSOR FUND. The Fund has been established to receive all the assets of The Hanover American Value Fund series of The Hanover Investment Funds, Inc. (the "Predecessor Fund"). Subject to approval by the shareholders of the Predecessor Fund, the Predecessor Fund will transfer all its assets and liabilities to the Fund in exchange for shares of the Fund, which will be distributed pro rata to shareholders of the Predecessor Fund, who will become shareholders of the Fund (the "Reorganization"). The Predecessor Fund will cease operations after the Reorganization. The Fund will have no assets and will not begin operations until the Reorganization occurs.

         The Fund has established  certain procedures and restrictions,  subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

         Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or subagent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

         Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing

Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

         The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.


                                   TAX MATTERS

         The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

         The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits. The Portfolio is not required to pay any federal income or excise taxes.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

         Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of its share of qualifying dividends received by the Portfolio from domestic corporations during the year) may qualify for the 70% dividends-received deduction for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

         Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

         Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

         Under the backup withholding rules of the Code, certain shareholders may be subject to a 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.


                 OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                 NET ASSET VALUE

         The net asset value of the Fund is determined once daily based on prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each Fund Business Day, by dividing net assets by the number of shares outstanding. Values of assets held by the Fund (i.e., the value of its investment in the Fund and its other assets) are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Substantially all of the net income from dividends and interest (if any) of the Fund is paid to its shareholders annually (in the month of December) as a dividend. The Fund's net investment income is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting Fund liabilities and then dividing the result by the number of shares outstanding. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually.

         The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

         Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

       DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

         The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

         The Class A Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of its average daily net assets for distribution services. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the assets value of the shares maintained in the Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses).

         The Distribution and Sub-Administration Agreement dated August 21, 1995 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

         The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

         The respective expenses of each of the Funds of the Trust include the compensation of their respective Trustees: registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund.

                                    EXPENSES

         The Fund intends to pay all of its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating its net asset value; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreement, the administration fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the

Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class or of all series and classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's Custodian or vote in person or by proxy at a meeting called for this purpose.

         In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same series otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

         The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

         For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

Fees relating to acting as liaison to shareholders and providing personal services to shareholders, will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

         The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

         The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.


                          TRANSFER AGENT AND CUSTODIAN

         DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

         Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund, for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Fund. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS



         Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.


                        YIELD AND PERFORMANCE INFORMATION

         From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

         The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator and the Distributor may voluntarily waive a portion of their fees on a month-to-month basis.
 In  addition,  the  Distributor  may assume a portion  of the Fund's  operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles
(including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.

                                OTHER INFORMATION

         The Statement of Additional Information contains more detailed information about the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the administrators and the Adviser, (iv) portfolio transactions, (v) the Fund's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations.

         The Code of Ethics of the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of the Fund is that its operations be carried out for the exclusive benefit of the Fund's shareholders. The Fund maintains careful monitoring of compliance with the Code of Ethics.

                                   PROSPECTUS

            VISTASM U.S. GOVERNMENT SECURITIES FUND February 8, 1996


         VISTA U.S. GOVERNMENT SECURITIES FUND's (the "Fund") investment objective is to provide investors with as high a level of total return, consisting of income and capital appreciation, as is consistent with the preservation of capital. The Fund seeks to achieve its objective by investing under normal circumstances, at least 65% of the value of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund is a diversified series of Mutual Fund Group (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 17 separate series (the "Funds").

     Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.

         The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the Fund's investment adviser, custodian (the "Custodian") and administrator (the "Administrator") and a shareholders servicing agent. The parent company of the Adviser, The Chase Manhattan Corporation has entered an Agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund - The Adviser" on page 12. Chase Asset Management, Inc. ("CAM Inc." or the "Sub-Adviser") is the investment sub-adviser to the Fund. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"), to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Trust has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents") or to customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. Shares of the Fund may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined. An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Institutional Class shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.50% of public offering price). Class A shares also have a distribution plan and may incur distribution expenses, at an annual rate not to exceed 0.25% of average daily net assets attributable to Class A. Institutional Class shares are offered at net asset value without an initial sales charge to qualified institutions or investors making an initial minimum investment of $1,000,000 or more. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated February 8, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.

   Investors should read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                                TABLE OF CONTENTS



Expense Summary.......................................................4
Financial Highlights..................................................5
Investment Objective and Policies.....................................7
Additional Information on Investment Policies and Techniques......... 8
Management of the Fund...............................................17
Purchases and Redemptions of Shares..................................19
Tax Matters..........................................................28
Other Information Concerning Shares of the Fund......................30
Shareholder Servicing Agents, Transfer Agent and Custodian...........34
Yield and Performance Information....................................40
Appendix A
    Description of Ratings........................................  A-1

EXPENSE SUMMARY

The following table provides (i) a summary of the aggregate annual operating expenses of each class of the Fund, as a percentage of average net assets of such class of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in shares of each class of the Fund.

                                                                              Institutional
                                                                   Class A        Class

Shareholder Transaction Expenses
Maximum Initial Sales Charge imposed on Purchases
  (as a percentage of offering price)*..............................  4.50%      None
Maximum Sales Charge imposed on Reinvested Dividends                  None       None
Exchange Fee........................................................  None       None
Maximum Contingent Deferred Sales Charge (as a percentage of
  redemption proceeds)+.............................................  None       None

Annual Fund Operating Expenses (as a percentage of net assets)

Investment Advisory Fee ............................................  .30%       .30%
Rule 12b-1 Distribution Plan++ .....................................  .25%       None
Administration Fee..................................................  .10%       .10%
Other Expenses
--Sub-administration Fee............................................  .05%       .05%
--Shareholder Servicing Fee.........................................  .25%       .20%
--Other Operating Expenses+++.......................................  .10%       .20%
                                                                     ----       ----
Total Other Expenses................................................ 0.40%      0.45%
Total Fund Operating Expenses....................................... 1.05%       .85%
                                                                     ====       =====

Example:

         You would pay the following expenses on a $1,000 investment in the class indicated based upon payment by the Fund of operating expenses at the levels set forth in the table above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                    Three   Five
                                         One Year   Years   Years  Ten Years
Class A Shares(1).......................    $57      $79    $102      $169

Institutional Class Shares..............     $9      $27     $47      $105




---------------

* The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
++ As a result of distribution fees, a long-term shareholder in Class A shares of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++      A shareholder may incur a $10.00 charge for certain wire redemptions.
(1) Assumes deduction at the time of purchase of the maximum 4.50% initial sales charge, as applicable.

         The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in each class of the Fund will bear directly or indirectly. A more complete description of the Fund's expenses, including any each class of fee waivers, is set forth herein.

         THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF THE FUND; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN SHOWN.


                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to provide investors with as high a level of total return, consisting of income and capital appreciation, as is consistent with the preservation of capital. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities issued or guaranteed by the U.S Government, its agencies or instrumentalities, as described below ("U.S. Government Securities"), and repurchase agreements with respect thereto. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The SubAdviserwill be free to take advantage of the entire range of maturities of securities eligible for inclusion in the Fund's portfolio and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Since the Fund invests extensively in U.S. Government Securities, certain of which have less credit risk than that associated with other securities, the level of income achieved by the Fund may not be as high as that of other funds which invest in lower quality securities.

UNITED STATES TREASURY OBLIGATIONS

         The Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest. U.S. Treasury obligations consist of bills, notes and bonds, which generally differ in their interest rates and maturities.

UNITED STATES GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities, including obligations that are supported by: (i) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (ii) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (iii) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. Other agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Student Loan Marketing Association and Resolution Funding Corporation.

         The Fund may invest extensively in mortgage-backed securities issued or guaranteed by certain agencies of the U.S. Government such as GNMA, FNMA or FHLMC. Mortgage-backed securities typically may be prepaid by the issuer without penalty; thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by the Fund at then prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments are received. The Fund will not invest in principal-only or interest-only stripped mortgage-backed securities.

OTHER INVESTMENTS AND ACTIVITIES

         The Fund may invest the portion of its assets not invested in U.S. Government Securities and repurchase agreements with respect thereto in non-convertible corporate debt securities of domestic and foreign issuers, such as bonds and debentures. Such securities must be rated, at the time of investment, at least in the category A or the equivalent by Moody's Investors Service, Inc. ("Moody's"), Standard & Poors Ratings Corp. ("S&P"), Fitch Investors Service Corp. ("Fitch"), Duff & Phelps ("D&P") or another nationally recognized statistical rating organization ("NRSRO"), or if unrated, such securities must be of comparable quality as determined by the SubAdviser.

         Fixed income securities, (except for securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and the Fund's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities generally provide greater price stability than longer-term securities and are less effected by changes interest rates. There is no restriction on the maturity of the Fund's portfolio or of any individual portfolio security, and to the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities.

         The Fund may, at any time, invest up to 35% of the value of its total assets in high quality, short-term money market instruments (as described below under "Additional Information on Investment Policies and Techniques"). When a temporary defensive posture in the market is appropriate in the Information on Sub-Adviser's opinion, the Fund may invest without limitation in these instruments

         The Fund may enter into transactions in derivatives and related instruments, as described and subject to the limitations and risks described under "Additional Information on Investment Policies and Techniques." The Fund may also hold cash pending investment in portfolio securities. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information on Investment Policies and Techniques" in this Prospectus and in the Statement of Additional Information.

         The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of the holders of its outstanding shares. Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Additional fundamental investment policies of the Fund are identified in the Statement of Additional Information.


          ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

         Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

MONEY MARKET INSTRUMENTS

         Subject to the limitations set forth above, the Fund may invest in cash or high quality, short-term money market instruments. Such instruments may include U.S. Government Securities; commercial paper or domestic and foreign issuers rated, at the time of purchase, at least in the category P-1 by Moody's, A-1 by S&P, F-1 by Fitch or D-1 by D&P rated comparably by another NRSRO, or, if not rated, of comparable quality as determined by the Sub-Adviser; certificates of deposits, banker's acceptances or time deposits and repurchase agreements. The Fund limits its investment in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government. The Fund limits its investment in foreign bank obligations to obligations of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States.

The Fund may also invest in obligations of foreign branches of U.S. banks, as well as obligations of U.S. branches of foreign banks, if the Fund is permitted to invest directly in obligations of the U.S. bank or foreign bank, respectively, in accordance with the foregoing limitations. Investments in foreign securities involve certain risks which are described under "Foreign Securities" below.

ZERO COUPON SECURITIES

         The Fund may invest without limitation in zero coupon securities, subject to its investment objective and policies. Zero coupon securities may be issued by both governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments. Instead, zero coupon securities are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and maturity value. Because interest on a zero coupon security is not distributed on a current basis, it tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the Code, investments by the Fund in zero coupon securities will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income. Among the zero coupon securities in which the Fund may invest are STRIPS. See "STRIPS" below.

         Zero coupon securities may also be created when a dealer deposits a U.S. Treasury security or a federal agency security with a custodian for and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRs") and generic Treasury Receipts ("TRs") are stripped U.S. Treasury securities separated into their component parts through custodial arrangement established by their broker sponsors. The Company has been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act. Therefore the Fund will not treat such obligations as U.S. Government securities.

STRIPS

         The Fund may, subject to its investment objective and policies, invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. Bonds issued by the Resolution Funding Corporation and other U.S. Government agencies may also be stripped.

FOREIGN SECURITIES

         The Fund may invest the portion of its assets not invested in U.S. Government Securities and repurchase agreements with respect thereto in foreign obligations issued or guaranteed by foreign governments or supranational entities. In addition, the Fund may invest the portion of its assets not invested as described above in commercial paper of foreign issuers and foreign bank obligations, as described under "Money Market Instruments." Foreign securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

         Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including without withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund may invest in securities issued by supranational organizations such as: The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

MORTGAGE-RELATED SECURITIES

         The Fund may invest without limitation in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities issued by FNMA include Guaranteed Mortgage Pass-Through Certificates, also known as "Fannie Maes," which are guaranteed as to timely payment of principal and interest by FNMA, and mortgage-related securities issued by the FHLMC include Mortgage Participation Certificates, also known as "Freddie Macs," which are guaranteed as to timely payment of interest and timely or ultimate payment of principal on the underlying mortgage loans by FHLMC. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs may be issued through real estate mortgage investment conduits or REMICs. CMOs are structured into multiple classes, with each class bearing a different expected average life or stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, the Funds' ability to invest in such CMOs will be limited. See the Statement of Additional Information.

         The Fund expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Fund's investment adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES

         The Fund may purchase asset-backed securities, subject to the Fund's investment objectives and policies. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables.

REPURCHASE AGREEMENTS

         When appropriate, the Fund may enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase). The Fund will enter into repurchase agreements only with counterparties which are member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government Obligations or other securities in which the Fund is permitted to invest. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 102% of the value of the repurchase agreements. Investments by the Fund in repurchase agreements maturing in more than seven days are subject to the restrictions on investments in illiquid securities discussed below under "Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS

         The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the Fund's general limitation with respect to borrowing.

LOANS OF PORTFOLIO SECURITIES

         Although the Fund does not anticipate engaging in such activity in the ordinary course of business, the Fund may lend portfolio securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of its total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the securities loaned plus accrued interest. The Fund can earn income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans justifies the risk.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its total assets in illiquid securities. In addition, the Fund may elect to treat as liquid, in accordance with procedures established by the Board, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.

WHEN-ISSUED OR FORWARD DELIVERY PURCHASES

         The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. There is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis. The Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the SubAdviser.

         While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchase. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or forward delivery" basis, see "Investment Objective, Policies and Restrictions -- Investment Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

STAND-BY COMMITMENTS

         The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities held in their portfolios. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES

         The variable rate demand instruments that may be purchased by the Fund are obligations (including bonds, notes, certificates of deposit and commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such variable rate securities include participation certificates issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. Participation certificates may be deemed illiquid securities (see "Investment Objective, Policies and Restrictions -- Investment Policies:
Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

         The Sub-Adviser will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold, it is intended that they be held until an interest reset date, except under certain specified circumstances (see "Investment Objective, Policies and Restrictions -Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

         As a result of the variable rate nature of these investments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

HEDGING AND DERIVATIVES

         The Fund may invest its assets in derivative and related instruments to hedge various market risks, to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to increase the Fund's income or gain. Such investments will be subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintains segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

         The value of some derivative or similar instrument in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investment of the Fund -- the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.

         To  the  extent  permitted  by  the  Fund's  investment  objective  and policies, and as described more fully in the Statement of Additional Information, the Fund may (i) purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments); (ii) enter into futures contracts and options on futures contracts; (iii) employ forward currency and interest-rate contracts; (iv) purchase and sell mortgage-backed and asset backed securities; and (v) purchase and sell structured products.

         Risk Factors. As explained more fully in the Statement of Additional Information, there are a number of risk factors associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the Funds return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The investment adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing the risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

         PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolio of the Fund will be fully managed by buying and selling securities and holding certain securities to maturity. The frequency of the Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. The Fund will engage in portfolio trading if the Sub-Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates would also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Code, that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. For a description of the strategies that may be used by the Sub-Adviser, see "Investment Objective, Policies and Restrictions -- Investment Policies:
Portfolio Management" in the Statement of Additional Information.


                             MANAGEMENT OF THE FUND

         The Fund's Adviser is Chase, which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong. The Fund's investment Sub-Adviser is CAM, Inc.

THE ADVISER

         The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement and, subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.30% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

         The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

         On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Merger Agreement. The Holding Company Merger is expected to be completed on or about March 31, 1996.

         Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank. a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Funds). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to be occur in July, 1996.

         Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.

THE SUB-ADVISER

         Under the investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an adviser of the Fund and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

         Chase has entered into an investment sub-advisory agreement with its affiliate, CAM Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of Chase. Subject to the supervision and direction of the Adviser and the Board of Trustees, CAM Inc. provides investment sub-advisory services to the Fund in accordance with the Fund's objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. The Sub-Advisory Agreement provides that, as compensation for services, the Sub-Adviser receives, from the Adviser, a fee, based on the Fund's average daily net assets, determined at a rate agreed upon from time to time between the Adviser and CAM Inc.

         CAM, Inc. is a wholly-owned operating subsidiary of Chase, and upon consummation of the Bank Merger, will be a wholly-owned operating subsidiary of the Adviser. CAM, Inc. is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM, Inc. also serve as portfolio managers for Chase. CAM, Inc. is located at 1211 Avenue of the Americas, New York, New York 10036.

         PORTFOLIO MANAGER. Effective upon consummation of the Reorganization (as defined under "GeneralReorganization with Predecessor Fund" on page 23.), John Schmucker will be responsible for the day-to-day management of the Fund for CAM. Mr. Schmucker currently manages the Predecessor Fund and is a Vice President and Senior Fixed Income Portfolio Manager at The Portfolio Group (the investment adviser to the Predecessor Fund). Prior to joining The Portfolio Group in 1992, Mr. Schumucker was the Chief Investment Officer of Chemical Bank's Official Institutions Group. Previously, he was a portfolio manager with Henry Kaufman & Company, Inc.

         CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund are notified that Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATOR

         Pursuant to an Administration Agreement, (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

         REGULATORY MATTERS. Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Adviser and the Trust believe that Chase, CAM, Inc. or any other affiliate of Chase, may perform the investment advisory, administrative, custody and transfer agency services for the Fund, as the case may be, described in this Prospectus and that Chase, CAM, Inc., or any other affiliate of Chase, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chase, CAM, Inc. or any other affiliate of Chase from continuing to perform investment advisory, administrative or custody services for the Fund, as the case may be, or require Chase, CAM, Inc. or any other affiliate of Chase to alter or discontinue the services provided by it to shareholders of the Fund.

         If Chase, CAM, Inc. or any other affiliate of Chase were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Fund, as the case may be, it is expected that the Board of Trustees would recommend to shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Trustees. If Chase, CAM, Inc. or any other affiliate of Chase were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. Vista does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

         In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

PURCHASES AND REDEMPTIONS OF SHARES

                                    PURCHASES

         Class A shares are sold to investors subject to an initial sales charge. Institutional Class Shares are available only to qualified investors making an initial minimum investment of $1,000,000 or more.

CLASS A SHARES

         Classes A shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.

         All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

         Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and

Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

                                                MINIMUM INVESTMENTS

         The Fund has established minimum initial and additional investments for the purchase of Class A Shares. The minimums detailed below vary by the type of accounting being established:


Account Type                                     Minimum Initial Investment

Individual........................................        $2,500(1)
Individual Retirement Account (IRA)...............        $1,000(2)
Spousal IRA.......................................         $   250
SEP-IRA...........................................        $1,000(2)
Purchase Accumulation Plan........................        $  250(3)
Payroll Deduction Program.........................        $  100(4)
  (401(k), 403(b), Keogh)




(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.


      The minimum additional investment is $100 for all types of accounts.

         Systematic Investment Plan. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

         Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                       INITIAL SALES CHARGES--CLASS A SHARES

         The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:

                                                                   Concession
                                               Sales Charge        to Dealers
                                           % of         % of Net      % of
                                         Offering        Amount     Offering
Amount of Purchase                        Price         Invested      Price

Less than $100,000.......................     4.50       4.71        4.00
$100,000 to $249,999.....................     3.75       3.90        3.25
$250,000 to $499,000.....................     2.50       2.56        2.25
$500,000 to $999,999.....................     2.00       2.04        1.75
$1,000,000 to $2,499,999.................      --          --        0.75
$2,500,000 to $9,999,999.................      --          --        0.50
$10,000,000 to $49,999,999...............      --          --        0.25
$50,000,000 and over.....................      --          --        0.15


         The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.

         Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable sales charge and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

         In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.

         To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

         Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

         There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

                  a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

                  b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

                  c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

         No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

                  a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

                  b)  Any   qualified   retirement   plan   with   250  or  more
         participants.

                  c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS

         Purchase of Class A shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchase of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment advisor or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.

         Investors may incur a fee if they effect transactions through a broker or agent.

PURCHASES THROUGH A BANK AS FIDUCIARY

         Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

         The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

                 REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

         CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by
(a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

         GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount." For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

         STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Vista Fund (or if a fund has only one class, shares of such fund), including shares of any Vista money market Fund acquired by exchange from a fund which charged an initial sales charge, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

         The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted towards satisfying the Statement.

         REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

         EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege."

INSTITUTIONAL SHARES

         The Institutional Shares are continuously offered for sale without a sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor") after an order is received and accepted by a Shareholder Servicing Agent if it is transmitted by the Distributor prior to 4:00 p.m., Eastern time on any business day during which the New York Stock Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). Orders for Institutional Shares received and accepted prior to the above designated times will be entitled to all dividends declared on such day. Institutional Shares of the Fund are offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with Vista) or to customers of brokers or certain financial institutions which have entered into Shareholder Servicing Agreements with the Distributor. An investor may purchase Institutional Shares of the Fund by authorizing his or her Shareholder Servicing Agent, broker or financial institution to purchase such shares on his behalf through the Distributor, which the Shareholder Servicing Agent, broker or financial institution must do promptly.

         The minimum initial purchase is $1,000,000. Shareholders must maintain a minimum account balance of $1,000,000 in the Institutional Shares at all times. All share purchases must be paid for by federal funds wire. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the Transfer Agent, the order will be cancelled. Any order received after the times noted above will not be accepted. Any funds received in connection with late orders will be invested on the next business day. The Fund may at its discretion reject any order for shares. The Fund also reserves the right to suspend sales of shares to the public at any time, in response to the conditions in the securities market or otherwise. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

         Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

         The Fund intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, the Fund must have federal funds available to it (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank).

                                   REDEMPTIONS

CLASS A SHARES

         Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 4:00 p.m., Eastern time on any Fund Business Day. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

         The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing it to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

         The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

         The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists.

         SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

         For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his Shareholder Servicing Agent.

         REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may involuntarily redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption.

INSTITUTIONAL SHARES

         An investor may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is received by the Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 4:00 p.m., Eastern time on any Fund Business Day. Shares which are redeemed earn dividends up to an including the day prior to the day redemption is effected. The proceeds of a redemption will be paid by wire in federal funds normally on the Fund Business Day the redemption is effected but in any event within seven days. Payment for redemption requests received prior to the above-mentioned times is normally made in federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is received after the times stated above on a Business Day is normally made in federal funds wired to the redeeming shareholder on the next Business Day following redemption. In order to allow the Sub-Adviser to most effectively manage the Fund's portfolio, investors are urged to make redemption requests as early in the day as possible. In making redemption requests, the names of the registered shareholders and their account numbers must be supplied. While the Fund retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

         A wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at
(900) 622-4273.

         The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exits.

                               EXCHANGE PRIVILEGE

         Shareholders may exchange, at respective net asset value, Class A shares of the Fund for Class A shares of the other Vista Funds, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A shares of the Fund also may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

         With   respect  to   exchanges   from  any  Vista  money  market  Fund,
shareholders must have acquired their shares in such money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such Vista money market Funds will be done at relative net asset value plus the appropriate sales charge.

         Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the redemption date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

         Institutional shares do not have an exchange privilege.

         MARKET TIMING. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser or Sub-Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                     GENERAL

REORGANIZATION WITH PREDECESSOR FUND. The Fund has been established to receive all the assets of The Hanover U.S. Government Securities Fund series of The Hanover Investment Funds, Inc. (the "Predecessor Fund"). Subject to approval by the shareholders of the Predecessor Fund, the Predecessor Fund will transfer all its assets and liabilities to the Fund in exchange for Institutional Shares of the Fund, which will be distributed pro rata to shareholders of the Predecessor Fund, who will then become shareholders of the Fund (the "Reorganization"). The Predecessor Fund will cease operations after the Reorganization. The Fund will have no assets and will not begin operations until the Reorganization occurs.

         The Fund has established  certain procedures and restrictions,  subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

         Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

         Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

         The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

                                   TAX MATTERS

         The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality and the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

         The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

         Distributions by the Fund of its tax-exempt interest income (net of expenses) are designated as "exemptinterest dividends" which are excluded from gross income for regular federal income tax purposes. In accordance with the investment objectives of the Fund, it is expected that most or all of the net investment income of the Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of the Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of the Fund's investment objective. As a result, most or all of the dividends paid out of the Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Fund made during each fiscal year and may differ from the actual percentage for any particular month.

         Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of the Fund.

         Distributions by the Fund of any taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

         Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends, capital gain dividends and exemptinterest dividends, will be sent to the Fund's shareholders promptly after the end of each year.

         Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

         Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

         The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on exempt-interest dividends paid out of interest on Municipal Obligations of the state and/or municipalities of the state in which they reside but may be subject to state and local tax on exempt-interest dividends paid out of interest on Municipal Obligations of other jurisdictions.

         No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

STATE AND LOCAL INCOME TAXES

         Some states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. Government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. Government securities unless the regulated investment company holds at lest a required amount of U.S. Government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. Government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. Government securities. To the extent that the Fund invests to a substantial degree in U.S. Government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                 OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                 NET ASSET VALUE

         The net asset value of a class of shares of the Fund is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund Business Day, by dividing the net assets attributable to that class by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

         The per share net asset value of Class A shares of the Fund will generally be lower than that of the Institutional Class shares because of the higher expenses borne by the Class A shares. The net asset values per share of Class A and Institutional Class differ due to differing allocations of class-specific expenses.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Income dividends are declared daily and paid monthly. The Fund's net investment income is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting Fund liabilities and then dividing the result by the number of shares outstanding. Certain expenses are applied on a per-class basis only and are deducted accordingly. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually. In general, dividends on Class A shares are expected to be lower than those on Institutional Class shares due to the higher distribution expenses, and certain other expenses borne by the Class A shares.

         The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

         Subject to the  policies  of the  shareholder's  Shareholder  Servicing
Agent,  a  shareholder  may  elect  to  receive   dividends  and  capital  gains
distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

         The Trustees have adopted a Distribution Plan (the "Distribution Plan") for the Class A shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit that class and its shareholders. The Institutional Shares do not have a Distribution Plan.

         The Class A Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.25% annualized of the asset value of Class A shares, maintained in the Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution
Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses).

         Class A shares are entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         The Distribution and Sub-Administration Agreement dated April 15, 1994 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

         The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

         The Fund intends to pay all of its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating its net asset value; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreement, the administration fee payable to the Administrator under the Administration Agreement and the subadministration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         Mutual Fund Group is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class including Class A and Institutional Class, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Institutional Class generally vote separately, for example to approve distribution plans, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

         The categories of investors that are eligible to purchase shares may be different for each class of the Fund's shares. In addition, classes of the Fund's shares are subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of shares. Investors may call the Vista Service Center at 1-800-34-VISTA to obtain additional information about the classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Institutional Class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

         The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

         The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

         For  performing  these  services,   each  Shareholder  Servicing  Agent
receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing

Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

         The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Institutional Class shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

         The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser Administrator, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN

         DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W.
10th Street, Kansas City, MO 64105.

         Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

         Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.




                        YIELD AND PERFORMANCE INFORMATION

         From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of the classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

         The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

         The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in investment value.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of classes of shares of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator or the Distributor have all voluntarily agreed to waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.

         The Fund is the successor to the Hanover U.S. Government Securities Fund. The Fund may also quote historical performance of the Hanover U.S. Government Securities Fund.

                                OTHER INFORMATION

         The net asset value of shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Although changes in the value of the portfolio securities of the Fund subsequent to their acquisition are reflected in their net asset values, such changes will not affect the income received by them from such securities. Debt securities with longer maturities such as those intended for investment by the Fund generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. Since available yields vary over time, no specific level of income can ever be assured. The dividends paid on shares of the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to its shareholders.

         The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of the Fund be carried out for the exclusive benefit of the Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

         The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund. The audited financial statements for the Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

STATEMENT OF
ADDITIONAL INFORMATION
FEBRUARY 8, 1996


                          VISTA^(SM) AMERICAN VALUE FUND
                 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019



This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of Vista American Value Fund (the "Fund"), dated February 8, 1996. A copy of the Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Fund's distributor, at the above-listed address or by calling the Vista Service Center at the toll-free number listed below.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.














For more information about the Fund or your account, simply call the Vista Service Center at our toll-free number:


                                                 1-800-34-VISTA
                                                 Vista Service Center
                                                 P.O. Box 419392
                                                 Kansas City, MO  64141

                                                           VAM-SAI

Table of Contents                                            Page
-----------------                                            ----

The Fund..................................................     3
Investment Objective, Policies and Restrictions...........     3
Additional Investment Activities..........................     4
Limiting Investment Risks.................................     9
Performance Information...................................    12
Determination of Net Asset Value..........................    13
Tax Matters...............................................    14
Management of the Fund....................................    20
Independent Accountants...................................    28
General Information.......................................    29

                                    THE FUND

Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 17 separate series (a "Fund" or the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund has been established to receive all the assets of The Hanover American Value Fund series of The Hanover Investment Funds, Inc. (the "Predecessor Fund"). Subject to approval by the shareholders of the Predecessor Fund, the Predecessor Fund will transfer all its assets and liabilities to the Fund in exchange for shares of the Fund, which will be distributed pro rata to shareholders of the Predecessor Fund, who will then become shareholders of the Fund (the "Reorganization"). The Predecessor Fund will cease operations after the Reorganization. The Fund will have no assets and will not begin operations until the Reorganization occurs.

The Funds' Shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Fund's distributor (the "Distributor"), which is not affiliated with Chase Manhattan Bank, N.A. or its affiliates, to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, or savings and loan association that has entered into a shareholder servicing agreement with the Trust on behalf of the Fund (collectively, "Shareholder Servicing Agents") or customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. VBDS receives a distribution fee from the Fund, pursuant to the plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act.

The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Fund. The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser") for the Fund. Van Deventer & Hoch (VD&H) is the investment Sub-Adviser (the "Sub-Adviser") for the Fund. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Fund. The Sub-Adviser continuously manages the investments of the Fund in accordance with the investment objective and policies of the Fund. The selection of investments for the Fund and the way in which the Fund is managed depend on the conditions and trends in the economy and the financial marketplaces. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund. A majority of the Trustees of the Trust are not affiliated with the Sub-Adviser.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

VISTA AMERICAN VALUE FUND'S (the "Fund") investment objective is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income. The Fund seeks to achieve its objective by investing primarily in the equity securities of well-established U. S. companies (i.e., companies with at least a five-year operating history) which, in the opinion of the Fund's Sub-Adviser, are considered to be undervalued by the market. The equity securities in which the Fund invests generally include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock.

                               INVESTMENT POLICIES

The Prospectus sets forth the various investment policies applicable to the Fund. The following information supplements and should be read in conjunction with the sections of the Prospectus entitled "Investment Objective and Policies" and "Additional Information on Investment Policies and Techniques." Except for the matters specified under "Limiting Investment Risks" in the Prospectus and in this Statement of Additional Information, and as otherwise stated in the Prospectus, all matters described herein and in the Prospectus are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "General Information."

                        ADDITIONAL INVESTMENT ACTIVITIES

The discussion below supplements the information set forth in the Prospectuses under "Other Investment Activities."

BANK OBLIGATIONS

Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of the third investment limitation set forth under "Limiting Investment Risks" in the Prospectus. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks are discussed in the Prospectus under the caption "Special Considerations and Risk Factors."

AMERICAN DEPOSITARY RECEIPTS

The Fund may purchase American Depositary Receipts ("ADRs"). The Fund will limit its investment in "unsponsored" ADRs to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

CORPORATE REORGANIZATIONS

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently the holders of securities of companies involved in such transactions will receive new securities in exchange therefor. The principal risk of this type of investing is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Fund's SubAdviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Fund and increase its brokerage and other transaction expenses.

WARRANTS AND RIGHTS

The Fund may invest in warrants and rights. Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

RULE 144A SECURITIES AND SECTION 4(2) PAPER

As indicated in the Prospectus, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the
Securities Act of 1933 (the "Securities Act") and may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be an exempt transaction.

One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Board of Trustees of the Trust has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Trustees will delegate to the Sub-Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

Although the Fund has no current intention to do so, as explained more fully below, the Fund is authorized to employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. for instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Third, to speculate or enhance portfolio performance. when used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash,
U. S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

The value of some derivative or similar instruments in which the Fund is authorized to invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund-the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the SubAdviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. THE FUND MIGHT NOT EMPLOY ANY OR ALL OF THE STRATEGIES DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectuses as well as provide useful information to prospective investors.

DERIVATIVE AND RELATED INSTRUMENTS

To the extent permitted by the investment objective and policies of the Fund, and as described more fully below, the Fund may purchase, write and exercise call and put options on securities, securities indexes (including using options in combination with securities, other options and derivative instruments); enter into futures contracts and options on futures contracts; purchase and sell mortgage-backed and asset-backed securities; and purchase and sell structured products.

RISK FACTORS

As explained more fully below and in the discussion of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "crosshedges" between currencies. The
Sub-Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

SPECIFIC USES AND STRATEGIES

Set forth below are explanations of various strategies involving derivatives and related instruments in which the Fund is authorized to engage.

OPTIONS ON SECURITIES, SECURITIES INDEXES, CURRENCIES AND DEBT INSTRUMENTS. The Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities; (ii) securities indexes (iii) currencies; or (iv) debt instruments.

Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund is also authorized to purchase or sell (i) interest-rate futures contracts; (ii) stock index futures contracts; (iii) foreign currency futures contracts; (iv) futures contracts on specified instruments; and (v) options on these futures contracts ("futures options").

The futures contracts and futures options may be based on various securities in which the Fund may invest such as foreign currencies, certificates of deposit. Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U. S. Department of Labor) and other financial instruments and indices.

These instruments may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options or futures contracts which are standardized and traded on a U. S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

FORWARD  CONTRACTS.   The  Fund  is  authorized  to  use  foreign  currency  and interest-rate forward contracts for various purposes as described below.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures, contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involved an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will delivery and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "crosshedges."

The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

                            LIMITING INVESTMENT RISKS

The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund or which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

         (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

         (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

         (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect the Fund's permissible futures and options transactions in U.S. Government Securities, positions in such options and futures shall not be subject to this restriction;

         (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

         (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business ). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

         (6) issue any senior security (as defined in the 1940 Act), except that
         (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
         (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
         (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

         (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

In  addition,  the  Fund  will  be  subject  to  the  following   nonfundamental
restrictions which may be changed without shareholder approval:

         (1) The Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

         (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

         (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.

         (4) The Fund may not invest more than 15% of its net assets in illiquid securities.

         (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

         (6) The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

For purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

If a percentage limitation on investment or use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above and in the Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Specific decisions to purchase or sell securities for the Fund are made by the Fund's portfolio manager who is an employee of the Sub-Adviser and who is appointed and supervised by senior officers of such Sub-Adviser. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Sub-Adviser in a similar capacity.

The frequency of the Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Sub-Adviser will weigh the added costs of short-term investment against anticipated gains. For the fiscal period ending October 31, 1996 the annual rate of portfolio turnover for the Fund is expected not to exceed 100%.

Under the Advisory Agreement and the Sub-Advisory Agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds.

The Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Sub-Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Sub-Adviser. At present, no other recapture arrangements are in effect.

Under the Fund's Investment Advisory (Sub-Advisory) Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser, the Funds and/or other accounts for which the Adviser or Sub-Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser or Sub-Adviser's overall responsibilities to the Fund or to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser or Sub-Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Sub-Adviser.

The Sub-Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Sub-Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

The management fees that the Fund pays to the Sub-Adviser will not be reduced as a consequence of the Adviser or Sub-Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Adviser in serving one or more of the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Sub-Adviser, the Adviser or Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Sub-Adviser's other clients. Investment decisions for the Fund and for the Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Adviser or Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

No portfolio transactions are executed with the Sub-Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or Sub-Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.


                             PERFORMANCE INFORMATION

                              TOTAL RATE OF RETURN

The Fund's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                                YIELD QUOTATIONS

Any current "yield" quotation of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

                      NON-STANDARDIZED PERFORMANCE RESULTS

From time to time, the Fund may provide certain non-standardized performance results, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Fund in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Fund with those published for other investment companies and other investment vehicles.


                        DETERMINATION OF NET ASSET VALUE

The Fund determines its net asset value per Share once each day based on prices determined as of the regular close of the New York Stock Exchange, or 4:15 p.m. for options, during which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued), by the number of its shares outstanding at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-Term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule.


                                   TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the
"Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Builtin losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

The Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or loses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of "small business" stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as Subchapter S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for that tax and the AMT net operating loss deduction) over $2 million. For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includible in AMTI.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

Each shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             MANAGEMENT OF THE FUND

                       TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

TRUSTEES

FERGUS REID, III* - Chairman of the Board of Trustees. Chairman of the Board of Trustees of Mutual Fund Trust and Trustee of Certain Portfolios advised by Chase (the "Portfolios"); Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Portfolios; from 1982 through 1984, Managing Director, Bernhard Associates (venture capital firm). Address:
971 West Road, New Canaan, Connecticut 06840.

DR. RICHARD E. TEN HAKEN - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Former District Superintendent of Schools, Monroe No.2 and Orleans Counties, New York; Chairman of the Finance and the Audit and Accounting
Committees, Member of the Executive Committee; Chairman of the Board and President, New York State Teachers' Retirement System.
Address:  4 Barnfield Road, Pittsford, New York 14534.

WILLIAM J. ARMSTRONG - Trustee. Trustee of Mutual Fund Trust; Vice President and Treasurer, Ingersoll-Rand Company.
Address:  49 Aspen Way, Upper Saddle River, New Jersey 07458.

JOHN R.H.  BLUM - Trustee.  Trustee of Mutual  Fund  Trust;  Attorney in Private
Practice; formerly, a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995.
Address: 322 Main Street, Lakeville, Connecticut  06039.

JOSEPH J. HARKINS* - Trustee. Trustee of Mutual Fund Trust; Retired; formerly, Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar.
Address: 257 Plantation Circle South, Ponte Vedra Beach, Florida 32082.

H. RICHARD VARTABEDIAN* - Trustee. President and Trustee of the Trust and Mutual Fund Trust; Chairman and President of the Portfolios; Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991.
Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576

STUART W. CRAGIN, JR. - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly, President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries.
Address:  108 Valley Road, Cos Cob, Connecticut 06807.

IRVING L. THODE - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business.
Address:  80 Perkins Road, Greenwich, Connecticut 06830.

The Board of Trustees met seven times during the twelve months ended December 31, 1995, and each of the Trustees attended at least 75% of those meetings.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins*, Reid, and Vartabedian*. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1995.

* Interested Trustees as defined under the 1940 Act.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1995 for each Trustee of the Trust:

                                           Vista     Vista
                                 Vista    Equity    Growth        Vista    Vista      Vista
                               Balanced   Income      and        Capital   Equity      Bond
                                 Fund      Fund     Income        Growth    Fund       Fund
                                                   Fund          Fund

Fergus Reid, III, Trustee       241.30    $96.13   $14,393.16  $7,594.67   $540.99   $468.64
Richard E. Ten Haken,           160.88     64.07     9,595.45   5,063.12    360.67    312.41
Trustee
William J. Armstrong, Trustee   160.88     64.07      9595.45   5,063.12    360.67    312.41
John R.H. Blum, Trustee         190.83     62.60     9,376.63   4,955.42    352.06    305.11
Joseph J. Harkins, Trustee      160.88     64.07     9,595.45   5,063.12    360.67    312.41
H. Richard Vartabedian,         169.60     67.79    10,159.13   5,376.61    330.18    330.18
Trustee
Stuart W. Cragin, Jr., Trustee  160.88     64.07     9,595.45    5,063.12   360.67    312.41
Irving L. Thode, Trustee        160.88     64.07     9,595.45    5,063.12   360.67    312.41


                                  Vista                Vista                 Vista
                                  Short      Vista     Small      Vista     Global   Vista
                                  Term       U.S.       Cap   International  Fixed  Southeast  Vista   Vista
                                  Bond    Government  Equity     Equity     Income   Asian     Japan  European
                                  Fund       Fund      Fund       Fund       Fund    Fund      Fund    Fund
                                  ----       ----      ----       ----       ----     ----     ----    ----


Fergus Reid, III, Trustee        298.13     $919.27  $172.16   $315.97     $8.47      0         0        0

Richard E. Ten Haken, Trustee    195.40      612.85   114.79    210.64      5.64      0         0        0

William J. Armstrong, Trustee    195.40      612.85   114.79    210.64      5.64      0         0        0

John R.H. Blum, Trustee          190.83      598.68   114.79    205.42      5.64      0         0        0

Joseph J. Harkins, Trustee       195.40      612.85   114.79    210.64      5.64      0         0        0

H. Richard Vartabedian, Trustee  206.44      646.75   133.68    219.47      5.64      0         0        0

Stuart W. Cragin, Jr., Trustee   195.40      612.85   114.79    210.64      5.64      0         0        0

Irving L. Thode, Trustee         195.40      612.85   114.79    210.64      5.64      0         0        0







                                        Pension or          Total
                                        Retirement       Compensation
                                     Benefits Accrued     from "Fund
                                     as Fund Expenses    Complex"(1)
                                     ----------------    -----------

Fergus Reid, III, Trustee                    0            $78,456.65

Richard E. Ten Haken, Trustee                0             52,304.39

William J. Armstrong, Trustee                0             52,304.39

John R.H. Blum, Trustee                      0             51,304.37

Joseph J. Harkins, Trustee                   0             52,304.39

H. Richard Vartabedian, Trustee              0             74,804.44

Stuart W. Cragin, Jr., Trustee               0             52,304.39

Irving L. Thode, Trustee                     0             52,304.39



(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two (Portfolios) Funds advised by the Adviser.


VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the

Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered
Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 3, 3 and 3, respectively.


               HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS

             40,000          45,000           50,000      55,000

 YEARS OF
  SERVICE          ESTIMATED ANNUAL BENEFIT UPON RETIREMENT

    10       40,000          45,000          50,000       55,000

     9       36,000          40,500          45,000       49,500

     8       32,000          36,000          40,000       44,000

     7       28,000          31,500          35,000       38,500

     6       24,000          27,000          30,000       33,000

     5       20,000          22,500          25,000       27,500



Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of a Fund on whose Board the Trustee sits, subject to the Trustee's election. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year: Messrs. Ten Haken, Thode and Vartabedian.

PRINCIPAL EXECUTIVE OFFICERS:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee.

Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc.

Ann Bergin - Secretary and Assistant Treasurer; Vice President, BISYS Funds Group, Inc.; Secretary, Vista BrokerDealer Services, Inc.

OWNERSHIP OF SHARES OF THE PORTFOLIOS. The Trustees and officers as a group directly or beneficially own less than 1% of each Portfolio.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Fund pays no direct remuneration to any officer of the Trust.


                                   THE ADVISER

Chase serves as the Adviser to the Fund pursuant to an Investment Advisory Agreement, to become effective prior to the Fund's commencement of operations (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The other expenses attributable to, and payable by the Fund, are described under "Expenses" in the Prospectus. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.

Subsequent to the Holding Company Merger, it is expected that the Adviser will be merged with and into Chemical Bank. a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July, 1996.


Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.

Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under the Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser or Sub-Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Fund pays an investment advisory fee computed and paid monthly based on a rate equal to 0.70% the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

                                 THE SUB-ADVISER

Under an investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Van Deventer & Hoch ("VD&H"), whose principal offices are located at 800 North Brand Boulevard, Suite 300, Glendale, California 91203. VD&H is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and by CBC Holdings (California), which is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


                                  ADMINISTRATOR

Chase serves as administrator of the Trust, pursuant to an Administration Agreement (the "Administration Agreement"). Chase provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Under the Administration Agreement Chase renders administrative services to others. The Administration Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by Chase pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.


                                   DISTRIBUTOR

DISTRIBUTION PLAN

The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including a Distribution Plan on behalf of the Fund, which provides that the Fund shall pay a distribution fee (the "Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.25% of its Shares average daily net assets for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees by vote of a majority of the outstanding voting Shares of the Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

Since the Distribution Fee is not directly tied to actual expenses, the amount of Distribution Fee paid by each of the Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those in which the Distributor's compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

The Trust has entered into a Distribution and Sub-Administration Agreement dated August 21, 1995 (the "Distribution Agreement"), with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

The Distribution Agreement is currently in effect and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of the Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.

In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.

                             INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund. Price Waterhouse LLP provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.



                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Mutual Fund Group is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of 17 Funds of shares of beneficial interest without par value. Certain of the Funds in the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

         o Prohibitions on investment personnel acquiring securities in initial offerings;
         o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;
         o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
         o A prohibition on access persons acquiring securities that are pending execution by one of the Portfolios until 7 days after the transactions of the Portfolios are completed;
         o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;
         o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;
         o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;
         o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;
         o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from the ICI recommendations);
         o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and
         o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

STATEMENT OF
ADDITIONAL INFORMATION
FEBRUARY 8, 1996


                    VISTA(SM) U.S. GOVERNMENT SECURITIES FUND
                 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019



This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of Vista U.S. Government Securities Fund (the "Fund"), dated February 8, 1996. A copy of the Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Fund's distributor, at the above-listed address or by calling the Vista Service Center at the toll-free number listed below.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.














For more information about the Fund or your account, simply call the Vista Service Center at our toll-free number:


         1-800-34-VISTA
         Vista Service Center
         P.O. Box 419392
         Kansas City, MO  64141

                                                               VUSGS-SAI

Table of Contents                                                   Page


The Fund                                                             3
Investment Objective, Policies and Restrictions                      3
Additional Investment Activities                                     4
Limiting Investment Risks                                            9
Performance Information                                             13
Determination of Net Asset Value                                    14
Tax Matters                                                         14
Management of the Fund                                              20
Independent Accountants                                             30
General Information                                                 30

                                    THE FUND

Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 17 separate series (a "Fund" or the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under a multiple class distribution system, the Fund is offered through two classes of shares.

The Fund has been established to receive all the assets of the Hanover U.S. Government Securities Fund series of The Hanover Investment Funds, Inc. (the "Predecessor Fund"). Subject to approval by the shareholders of the Predecessor Fund, the Predecessor Fund will transfer all its assets and liabilities to the Fund in exchange for Institutional Shares of the Fund, which will be distributed pro rata to shareholders of the Predecessor Fund, who will then become shareholders of the Fund (the "Reorganization"). The Predecessor Fund will cease operations after the Reorganization. The Fund will have no assets and will not begin operations until the Reorganization occurs.

The Fund's shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Fund's distributor (the "Distributor"), which is not affiliated with Chase Manhattan Bank, N.A.' or its affiliates, TO CUSTOMERS OF A FINANCIAL INSTITUTION, SUCH AS A FEDERAL OR STATE-CHARTERED BANK, TRUST COMPANY OR SAVINGS AND LOAN ASSOCIATION WITH WHICH THE TRUST HAS ENTERED INTO A SHAREHOLDER SERVICING AGREEMENT (COLLECTIVELY, "SHAREHOLDER SERVICING AGENTS") OR TO CUSTOMERS OF A SECURITIES BROKER OR CERTAIN FINANCIAL INSTITUTIONS WHO HAVE ENTERED INTO SELECTED DEALER AGREEMENTS WITH THE DISTRIBUTOR. VBDS receives a distribution fee from the Fund, pursuant to the plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Fund. The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser") for the Fund. Chase Asset Management, Inc. ("CAM Inc.") is the investment sub-adviser (the "Sub-Adviser") for the Fund. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Fund. The Sub-Adviser continuously manages the investments of the Fund in accordance with the investment objective and policies of the Fund. The selection of investments for the Fund and the way in which the Fund is managed depend on the conditions and trends in the economy and the financial marketplaces. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund. A majority of the Trustees of the Trust are not affiliated with the Adviser.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

VISTA U.S. GOVERNMENT SECURITIES FUND's (the "Fund") investment objective is to provide investors with as high a level of total return, consisting of income and capital appreciation as is consistent with the preservation of capital. The Fund seeks to achieve its objective by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto.


                               INVESTMENT POLICIES

The Prospectus sets forth the various investment policies applicable to the Fund. The following information supplements and should be read in conjunction with the sections of the Prospectus entitled "Investment Objective and Policies" and "Additional Information on Investment Policies and Techniques." Except for the matters specified under "Limiting Investment Risks" in this Statement of Additional Information, and as otherwise stated in the Prospectus, all matters described herein and in the Prospectus are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "General Information."

                        ADDITIONAL INVESTMENT ACTIVITIES

The discussion below supplements the information set forth in the Prospectus under "Other Investment Activities."

UNITED STATES GOVERNMENT SECURITIES

UNITED STATES TREASURY OBLIGATIONS. The United States Treasury issues various types of marketable securities. These securities are direct obligations of the United States Government and differ primarily in the length of their maturity.

UNITED STATES GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the United States Government include the Government National Mortgage Association, the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation.

BANK OBLIGATIONS

Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of the third investment limitation set forth under "Limiting Investment Risks" in the Prospectus. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks are discussed in the Prospectus under the caption "Special Considerations and Risk Factors."

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Assetbacked securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because assetbacked securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

RULE 144A SECURITIES AND SECTION 4(2) PAPER

As indicated in the Prospectus, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the
Securities Act of 1933 (the "Securities Act") and may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be an exempt transaction.

One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Board of Trustees of the Trust has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Trustees will delegate to the Sub-Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations may include obligations issued or guaranteed by agencies or instrumentalities of the United States Government, certificates of deposit and municipal obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Except with respect to temporary defensive investments in short-term money market instruments, the Fund does not expect to invest more than 5% of the value of its total assets in obligations which have a floating or variable rate of interest.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Such obligations include variable rate demand or master notes, which provide for periodic adjustments in the interest rate.
Master demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder may permit the indebtedness thereunder to vary.

The demand features of certain floating or variable rate obligations may permit the Fund to tender the obligations to foreign banks. The Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain of the risks associated with foreign investments, such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

STAND-BY COMMITMENTS

The Fund may acquire rights to "put" its securities at an agreed upon price within a specified period prior to their maturity date. The Fund may also enter into put transactions sometimes referred to as "stand-by commitments," which entitle the holder to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund's right to exercise a stand-by commitment will be unconditional and unqualified.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for certain stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to enter into stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The actual stand-by commitment will be valued at zero in determining net asset value. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the stand-by commitment is held by the Fund and will be reflected in realized gain or loss when the standby commitment is exercised or expires.

In the event that the issuer of a stand-by commitment acquired by the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the stand-by commitment. The maturity of a portfolio security will not be considered shortened by a stand-by commitment to which such obligation is subject. Therefore, stand-by commitment transactions will not affect the average weighted maturity of the Fund's portfolio.

ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

As explained more fully below, the Fund employs derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. for instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Third, to speculate or enhance portfolio performance. when used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash,
U. S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

The value of some derivative or similar instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. THE FUND MIGHT NOT EMPLOY ANY OR ALL OF THE STRATEGIES DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectuses as well as provide useful information to prospective investors.

DERIVATIVE AND RELATED INSTRUMENTS

To the extent permitted by the investment objective and policies of the Fund, and as described more fully below, the Fund may purchase, write and exercise call and put options on securities, securities indexes (including using options in combination with securities, other options and derivative instruments); enter into futures contracts and options on futures contracts; purchase and sell mortgage-backed and asset-backed securities; and purchase and sell structured products.

RISK FACTORS

As explained more fully below and in the discussion of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "crosshedges" between currencies. TheSub-Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

SPECIFIC USES AND STRATEGIES

Set forth below are explanations of the Fund's use of various strategies involving derivatives and related instruments.

OPTIONS ON SECURITIES, SECURITIES INDEXES, CURRENCIES AND DEBT INSTRUMENTS. The Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities; (ii) securities indexes (iii) currencies; or (iv) debt instruments.

Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (i) interest-rate futures contracts; (ii) stock index futures contracts;
(iii) foreign currency futures contracts; (iv) futures contracts on specified instruments; and (v) options on these futures contracts ("futures options").

         The futures contracts and futures options may be based on various securities in which the Fund may invest such as foreign currencies, certificates of deposit. Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U. S. Department of Labor) and other financial instruments and indices.

These instruments may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options or futures contracts which are standardized and traded on a U. S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

FORWARD CONTRACTS. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures, contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involved an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will delivery and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "crosshedges."

The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.


                            LIMITING INVESTMENT RISKS

The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund or which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

         (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

         (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

         (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect the Fund's permissible futures and options transactions in U.S. Government Securities, positions in such options and futures shall not be subject to this restriction;

         (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

         (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing insecurities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

         (6) issue any senior security (as defined in the 1940 Act), except that
         (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
         (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
         (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

         (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

In  addition,  the  Fund  will  be  subject  to  the  following   nonfundamental
restrictions which may be changed without shareholder approval:

         (1) The Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

         (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

         (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.

         (4) The Fund may not invest more than 15% of its net assets in illiquid securities.

         (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

         (6) The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

For purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

If a percentage limitation on investment or use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above and in the Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Specific decisions to purchase or sell securities for the Fund are made by the Fund's portfolio manager who is an employee of the Sub-Adviser and who is appointed and supervised by senior officers of such Sub-Adviser. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or Sub-Adviser in a similar capacity.

The frequency of the Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Sub-Adviser will weigh the added costs of short-term investment against anticipated gains. For the fiscal year ending October 31, 1996 the annual rate of portfolio turnover for the Fund is expected not to exceed 100%.

Under the Sub-Advisory Agreement, the Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. The Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Sub-Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the SubAdviser. At present, no other recapture arrangements are in effect.

Under The Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the SubAdviser, the Funds and/or other accounts for which the Sub-Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Fund or to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Sub-Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Sub-Adviser.

The Sub-Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Sub-Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

The management fees that the Fund pays to the Adviser will not be reduced as a consequence of the Sub-Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Adviser in serving one or more of the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Sub-Adviser, the Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Sub-Adviser's other clients. Investment decisions for the Fund and for the Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for the Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

No portfolio transactions are executed with the Adviser or Sub-Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or Sub-Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.


                             PERFORMANCE INFORMATION

                              TOTAL RATE OF RETURN

The total rate of return for a class for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


                                YIELD QUOTATIONS

Any current "yield" quotation of a class shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing net investment income earned by such class during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

                      NON-STANDARDIZED PERFORMANCE RESULTS

From time to time, the Fund may provide certain non-standardized performance results of a class, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of such class in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of such class with those published for other investment companies and other investment vehicles.

                        DETERMINATION OF NET ASSET VALUE

The Fund determines the net asset value of each class of the Fund once each day based upon prices of securities as of the regular close of the New York Stock Exchange, or 4:15 p.m. for options, on each day which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, by the number of its shares outstanding at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-Term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule.


                                   TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. In addition to satisfying the Distribution Requirement, a regulated investment company must:
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the
"Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Builtin losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

The Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or loses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S.
Government Securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of "small business" stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as Subchapter S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for that tax and the AMT net operating loss deduction) over $2 million. For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includible in AMTI.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

Each shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             MANAGEMENT OF THE FUND

                       TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

TRUSTEES

The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

FERGUS REID, III* - Chairman of the Board of Trustees. Chairman of the Board of Trustees of Mutual Fund Trust and Trustee of certain Portfolios advised by Chase (the "Portfolios"). Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Portfolios; from 1982 through 1984, Managing Director, Bernhard Associates (venture capital firm). Address:
971 West Road, New Canaan, Connecticut 06840.

DR. RICHARD E. TEN HAKEN - Trustee. Trustee of Mutual Fund Trust and the Portfolios. Former District Superintendent of Schools, Monroe No.2 and Orleans Counties, New York; Chairman of the Finance and the Audit and Accounting
Committees, Member of the Executive Committee; Chairman of the Board and President, New York State Teachers' Retirement System. Address: 4 Barnfield Road, Pittsford, New York 14534.

WILLIAM J. ARMSTRONG - Trustee. Trustee of Mutual Fund Trust. Vice President and Treasurer, Ingersoll- Rand Company. Address: 49 Aspen Way, Upper Saddle River, New Jersey 07458.

JOHN R.H.  BLUM - Trustee.  Trustee of Mutual  Fund  Trust.  Attorney in Private
Practice; formerly, a Partner in the law firm of Richard, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995. Address: 322 Main Street, Lakeville, Connecticut 06039.

JOSEPH J. HARKINS* - Trustee. Trustee of Mutual Fund Trust. Retired; formerly, Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar.
Address: 257 Plantation Circle South, Ponte Vedra Beach, Florida 32082.

H. RICHARD VARTABEDIAN* - Trustee and President. Trustee and President of Mutual Fund Trust. Chairman of the Board of the Portfolios. Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576

STUART W. CRAGIN, JR. - Trustee. Trustee of Mutual Fund Trust and the Portfolios. Retired; formerly, President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Address: 108 Valley Road, Cos Cob, Connecticut 06807.

IRVING L. THODE - Trustee. Trustee of Mutual Fund Trust and the Portfolios. Retired; Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Address:
80 Perkins Road, Greenwich, Connecticut 06830.

The Board of Trustees met seven times during the twelve months ended December 31, 1995, and each of the Trustees attended at least 75% of those meetings.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins*, Reid, and Vartabedian*. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1995.

* Interested Trustees as defined under the 1940 Act.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1995 for each Trustee of the Trust:

                                                                             Vista
                                                          Vista             Growth            Vista
                                      Vista              Equity               and            Capital           Vista         Vista
                                    Balanced             Income             Income           Growth           Equity         Bond
                                      Fund                Fund               Fund             Fund             Fund          Fund
Fergus Reid, III, Trustee            241.30              $96.13             $14,393.16      $7,594.67         $540.99      $468.64

Richard E. Ten Haken,                160.88               64.07               9,595.45      5,063.12           360.67       312.41
Trustee

William J. Armstrong,                160.88               64.07                9595.45      5,063.12           360.67       312.41
Trustee

John R.H. Blum, Trustee              190.83               62.60               9,376.63      4,955.42           352.06       305.11

Joseph J. Harkins, Trustee           160.88               64.07               9,595.45      5,063.12           360.67       312.41

H. Richard Vartabedian,              169.60               67.79              10,159.13      5,376.61           330.18       330.18
Trustee

Stuart W. Cragin, Jr., Trustee       160.88               64.07               9,595.45      5,063.12           360.67       312.41

Irving L. Thode, Trustee             160.88               64.07               9,595.45      5,063.12           360.67       312.41


                                                                                               Vista
                                                                                                Glob
                                Vista            Vista          Vista           Vista            al       Vista
                                Short            U.S.           Small           Inter-         Fixed     Southea     Vista   Vista
                                Term            Governm          Cap           national         Inco        st       Japa    Europe
                                Bond              ent          Equity           Equity           me       Asian       n        an
                                Fund             Fund           Fund             Fund           Fund       Fund      Fund     Fund
                                ----             ----           ----             ----           ----       ----      ----     ----
Fergus Reid, III, Trustee      $298.13          $919.27          $172.16       $315.97         $8.47        0         0          0

Richard E. Ten Haken,          195.40           612.85            114.79        210.64          5.64        0         0          0
Trustee

William J. Armstrong,          195.40           612.85            114.79        210.64          5.64        0         0          0
Trustee

John R.H. Blum, Trustee        190.83           598.68            114.79        205.42          5.64        0         0          0

Joseph J. Harkins, Trustee     195.40           612.85            114.79        210.64          5.64        0         0          0

H. Richard Vartabedian,        206.44           646.75            133.68        219.47          5.64        0         0          0
Trustee

Stuart W. Cragin, Jr.,         195.40           612.85            114.79        210.64          5.64        0         0          0
Trustee

Irving L. Thode, Trustee       195.40           612.85            114.79        210.64          5.64        0         0          0






                                          Pension or              Total
                                          Retirement           Compensation
                                       Benefits Accrued         from "Fund
                                       as Fund Expenses        Complex"(1)

Fergus Reid, III, Trustee                      0               $78,456.65

Richard E. Ten Haken, Trustee                  0                52,304.39

William J. Armstrong, Trustee                  0                52,304.39

John R.H. Blum, Trustee                        0                51,304.37

Joseph J. Harkins, Trustee                     0                52,304.39

H. Richard Vartabedian, Trustee                0                74,804.44

Stuart W. Cragin, Jr., Trustee                 0                52,304.39

Irving L. Thode, Trustee                       0                52,304.39

(1)  Data reflects total  compensation  earned during the period January 1, 1995
     to  December  31,  1995  for  service  as  a  Trustee  to  all   thirty-two
     (Portfolios) Funds advised by the Adviser.


VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 3, 3 and 3, respectively.


                 HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS

               40,000      45,000     50,000        55,000

       YEARS OF
        SERVICE             ESTIMATED ANNUAL BENEFIT UPON RETIREMENT

          10              40,000      45,000      50,000     55,000

           9              36,000      40,500      45,000     49,500

           8              32,000      36,000      40,000     44,000

           7              28,000      31,500      35,000     38,500

           6              24,000      27,000      30,000     33,000

           5              20,000      22,500      25,000     27,500



Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of a Fund on whose Board the Trustee sits, subject to the Trustee's election. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible

Trustees have executed a deferred compensation agreement for the 1996 calendar year: Messrs. Ten Haken, Thode and Vartabedian.

PRINCIPAL EXECUTIVE OFFICERS:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee.

Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Portfolios Group, Inc.

Ann Bergin - Secretary and Assistant Treasurer; Vice President, BISYS Funds Group, Inc.; Secretary, Vista BrokerDealer Services, Inc.

OWNERSHIP OF SHARES OF THE PORTFOLIOS. The Trustees and officers as a group directly or beneficially own less than 1% of each Portfolio.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Fund pays no direct remuneration to any officer of the Trust.


                                   THE ADVISER

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement to become effective prior to the Fund's commencement of operations (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The other expenses attributable to, and payable by the Fund, are described under "Expenses" in the Prospectus. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company

Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Merger Agreement. The Holding Company Merger is expected to be completed on or about March 31, 1996.

Subsequent to the Holding Company Merger, it is expected that the Adviser will be merged with and into Chemical Bank. a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Funds). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July, 1996.

Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is wholly-owned subsidiary of Chemical and is a New York State chartered bank.

Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Fund pays an investment advisory fee computed and paid monthly based on a rate equal to 0.30% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

                                 THE SUB-ADVISER


Under an investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.


Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Chase Asset Management , Inc. ("CAM, Inc."), whose principal offices are located at 1211 Sixth Avenue, New York, New York 10019. CAM, Inc. is a wholly-owned subsidiary of the Adviser. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

                                  ADMINISTRATOR

Pursuant to an Administration Agreement, dated August 21, 1995 (the "Administration Agreement"), Chase serves as administrator of the Trust. Chase provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Under the Administration Agreement Chase renders administrative services to others. The Administration Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by Chase pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis.


                                   DISTRIBUTOR

DISTRIBUTION PLAN

The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including several Distribution Plans on behalf of the Class A Shares of certain of the Funds, including the Fund, which provides that the Fund shall pay a distribution fee (the "Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.25% of its Shares average daily net assets for distribution services. The Distributor may use all or any portion of such Basic Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

The Class A Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The
Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees by vote of a majority of the outstanding voting Shares of the Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders of the affected class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

Since the Distribution Fee is not directly tied to actual expenses, the amount of Distribution Fee paid by each of the Class A shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements in which the Distributor's compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

The Trust has entered into a Distribution and Sub-Administration Agreement dated August 21, 1995 (the "Distribution Agreement"), with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of the Fund's shares.

The Distributor became a wholly-owned subsidiary of Concord Financial Group. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

The Distribution Agreement is currently in effect and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of the Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.

In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.


                             INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund. Price Waterhouse LLP provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Mutual Fund Group is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987.

The Trust currently consists of 17 Funds of shares of beneficial interest without par value. Certain of the Funds in the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the offering price.

Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The  Board  of  Trustees  has  adopted  a Code  of  Ethics  addressing  personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

      o Prohibitions on investment personnel acquiring securities in initial offerings;
      o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;
      o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
      o A prohibition on access persons acquiring securities that are pending execution by one of the Portfolios until 7 days after the transactions of the Portfolios are completed;
      o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;
      o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;
      o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;
      o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;

      o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from the ICI recommendations);
      o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and
      o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

                                   APPENDIX A

DESCRIPTION OF RATINGS


BOND RATINGS

      Moody's Investors Service, Inc. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

      Standard & Poor's CorporationBonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than bonds in higher rated categories.

      Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

      Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER RATINGS

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1-Highest Quality; Prime 2-Higher Quality; Prime 3-High Quality.


      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

      Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess safety characteristics. Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

      The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.



                                       A-2